UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2007

BJ SERVICES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-10570	63-0084140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Park Blvd, Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 462-4239

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective August 30, 2007, BJ Services Company (the “Company”) entered into that certain Amended and Restated Credit Agreement, among the Company, Citibank, N.A., as administrative agent, swing line lender and L/C issuer, Bank of America, N.A. as syndication agent and L/C issuer, The Royal Bank of Scotland PLC, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as co-documentation agents and certain lenders named therein (as amended and restated, the “Credit Facility”). The Credit Facility amends and restates in its entirety the Credit Agreement dated June 11, 2004, continues to provide for a $400 million revolving credit facility, reduces certain fees and costs, including the interest rate spreads applicable to borrowings; improves certain of the financial covenants to provide the Company with additional flexibility; and extends the initial maturity date from June 11, 2009 to August 30, 2012.

The Credit Facility will be used for general corporate purposes and contains customary events of default that permit the administrative agent to accelerate the Company’s outstanding obligations if not cured within applicable grace periods, including nonpayment of reimbursement obligations, fees or other amounts, violation of covenants, inaccuracy of representations and warranties, and default under other indebtedness, and provides for automatic acceleration upon the occurrence of bankruptcy and other insolvency events.

The above description is a summary and is qualified in its entirety by the terms of the Credit Facility, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are deemed to be filed or furnished, depending on the relevant items requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2. to this form:

Exhibit Number	Description of Exhibit
10.1	Amended and Restated Credit Agreement, dated as of August 30, 2007, among the Company, Citibank, N.A., as administrative agent, swing line lender and L/C issuer, Bank of America, N.A. as syndication agent and L/C issuer, The Royal Bank of Scotland PLC, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as co-documentation agents and certain lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ SERVICES COMPANY

Date: September 4, 2007	/s/ Margaret B. Shannon
Margaret B. Shannon
Vice President - General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Amended and Restated Credit Agreement, dated as of August 30, 2007, among the Company, Citibank, N.A., as administrative agent, swing line lender and L/C issuer, Bank of America, N.A. as syndication agent and L/C issuer, The Royal Bank of Scotland PLC, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as co-documentation agents and certain lenders named therein